UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Polypore International, Inc.

(Name of Registrant as Specified In Its Charter)

Asahi Kasei Corporation

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On February 26, 2015, Asahi Kasei Corporation distributed the following letter to its employees:

Acquisition of Polypore

Yesterday we announced an agreement to acquire NYSE-listed Polypore International, Inc., a manufacturer of polymer membranes used in energy storage and as separation media. Details are shown in our press release, and please note that closing is not expected until some months from now.

This is a significant move for us in the field of the Environment & Energy, an area of strategic focus for the creation of new value under our “For Tomorrow 2015” management initiative. Pairing Polypore together with our own battery separator business enables synergy in technology and product development that will further accelerate growth for the future.

This acquisition is arranged to coincide with an acquisition of part of Polypore’s business by NYSE-listed 3M Company. Polypore has three businesses: the Celgard™ lithium-ion battery (LIB) separator business operated by Celgard, LLC; the Daramic™ lead-acid battery separator business operated by Daramic, LLC; and the Membrana™ medical and industrial separation membrane business operated by Membrana GmbH. The latter will be purchased by 3M immediately prior to our acquisition, so we will acquire Polypore with only the Celgard and Daramic businesses.

Polypore’s battery separators have different characteristics than the Hipore™ of Asahi Kasei E-materials. Polypore has established operations around the world, and its products are highly regarded among their customers in various markets. In fields where further demand growth is forecasted, Polypore’s products mutually complement our Hipore™. We plan to advance business by leveraging the combination, while obtaining synergy in technology to achieve innovation that creates new value for the customers.

After completing the acquisition, Polypore will join the Asahi Kasei Group as a discrete business unit, similarly to ZOLL Medical Corporation. As we become more familiar with one another’s operations moving forward, we will be giving thought to what would be the ideal management configuration considering the characteristics of Polypore’s business as part of the Asahi Kasei Group.

Though it will take time, I look forward to this acquisition closing, and Polypore joining us as our newest group of colleagues following ZOLL. This is our next step in accelerating the overall growth of the Asahi Kasei Group, in accord with our Group Values of Sincerity, Challenge, and Creativity. Together will strive to enhance our corporate value as a unified whole.

Toshio Asano

President

Asahi Kasei

February 24, 2015

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Asahi Kasei Corporation, 3M Company, and Polypore International, Inc. have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this release include without limitation statements regarding the expected timing of the completion of the transactions described in this communication, Asahi Kasei’s operation of Polypore’s business following completion of the contemplated transactions, and statements regarding the future operation, direction and success of Polypore’s businesses. Such statements are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of Polypore’s stockholders required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; the effects of disruption caused by the announcement of the contemplated transactions making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that stockholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transactions costs; actual or contingent liabilities; and other risks and uncertainties discussed in Polypore’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” sections of Polypore’s most recent annual report on Form 10-K. You can obtain copies of Polypore’s filings with the SEC for free at the SEC’s website (www.sec.gov). Neither Asahi Kasei, nor Polypore, nor 3M undertakes any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find it

Polypore intends to file with the SEC a proxy statement in connection with the contemplated transactions. The definitive proxy statement will be sent or given to Polypore stockholders and will contain important information about the contemplated transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.

Certain Information Concerning Participants

Polypore and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Polypore investors and security holders in connection with the contemplated transactions. Information about Polypore’s directors and executive officers is set forth in its proxy statement for its 2014 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec.gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the proxy statement that Polypore intends to file with the SEC.